UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 04, 2021

ALKAMI TECHNOLOGY, INC
(Exact Name of Registrant as Specified in its Charter)
Delaware     001-40321     45-3060776
(State or Other Jurisdiction of Incorporation) (Commission File Number)     (I.R.S. Employer Identification Number)

5601 Granite Parkway, Suite 120, Plano, TX 75024
(Address of Principal Executive Offices) (Zip Code)
(877) 725-5264
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2021, Alkami Technology, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ending September 30, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2021, the Board of Directors of the Company (“Board”), appointed Alex Shootman as Chief Executive Officer of the Company, effective November 5, 2021, replacing Michael Hansen who will remain with the Company as Advisor to the Board, effective November 5, 2021, and will continue to serve on the Board.

In connection with the appointment of Mr. Shootman as Chief Executive Officer, the Board increased its size to 11 directors and appointed Mr. Shootman as a Class II director to fill the resulting vacancy and to serve until the Company’s annual meeting of stockholders to be held in 2023. Mr. Shootman will not serve on any committees of the Board.

Mr. Shootman, age 56, previously served as president and chief executive officer of Workfront, a cloud-based enterprise work management software company, from July 2016 until its acquisition by Adobe Inc. in December 2020, after which he continued to lead the Workfront team as Vice President and General Manager of Workfront within Adobe until July 2021. Prior to joining Workfront, from September 2013 to June 2016, he served as president, worldwide field operations at Apptio, Inc., a provider of cloud-based technology business management software. He also served as president of Eloqua Corp., an enterprise SaaS company acquired by Oracle Corporation, from March 2009 to September 2013. Mr. Shootman has also held executive leadership positions at IBM Corporation, BMC Software, Vignette Corporation and TeleTech Holdings.

The Company also entered into an employment agreement with Mr. Shootman that provides the terms and conditions of his employment with the Company. Under the employment agreement, Mr. Shootman will serve as Chief Executive Officer of the Company and a member of the Board. The employment agreement provides for Mr. Shootman to be paid an annual base salary of $450,000 and an annual target bonus opportunity of 100% of his annual base salary, prorated for 2021. Mr. Shootman is also entitled to be granted 1,000,000 restricted stock units that vest as to 25% of the restricted stock units on December 8, 2022 and in equal quarterly installments over three years thereafter. Under the employment agreement, if the Company terminates Mr. Shootman’s employment without cause or Mr. Shootman resigns for good reason, in each case, more than three months prior to a change in control or more than two years after a change in control, then Mr. Shootman is entitled to (i) continued payment of his base salary for a period of 12 months, (ii) up to 12 months of Company-paid healthcare continuation coverage and (iii) a payment of his prorated target annual bonus. If Mr. Shootman’s employment is terminated by the Company without cause or Mr. Shootman resigns for good reason, in each case, during the period beginning three months before and ending two years after a change in control, Mr. Shootman is entitled to receive (i) a payment equal to the sum of 150% of Mr. Shootman’s annual base salary, 100% of his target annual bonus and a prorated target annual bonus, (ii) up to 18 months of Company-paid healthcare continuation coverage and (iii) full accelerated vesting of his outstanding equity awards. Mr. Shootman must provide a general release of claims against the Company and its affiliates in order to receive severance benefits.

In connection with Mr. Hansen’s departure, the Company entered into a transition and separation agreement with Mr. Hansen. Under the transition and separation agreement, Mr. Hansen will transition to the role of Advisor to the Board and remain employed by the Company through December 17, 2021. The transition and separation agreement provides for Mr. Hansen to be paid an amount equal to the sum of his annual base salary and 12 months’ of the cost of healthcare continuation coverage in a single lump sum in exchange for a release of claims, if any, against the Company and its affiliates. The transition and separation agreement also provides that Mr. Hansen will serve as a member of the Board through December 31, 2022. Mr. Hansen’s sole compensation while serving on the Board will be in the continued vesting of his outstanding equity awards. In the event Mr. Hansen continues to serve on the Board through December 31, 2022, the vesting of all of his outstanding equity awards will be accelerated as of that date. Mr. Hansen will have one year after the end of his Board service date to exercise any vested options.

The foregoing descriptions of Mr. Shootman’s employment agreement and Mr. Hansen’s transition and separation agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of the agreements, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

A copy of the press release issued by the Company on November 4, 2021 announcing the appointment of Mr. Shootman as Chief Executive Officer is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

The information set forth in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.2, shall not be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number
10.1	Employment Agreement, effective November 5, 2021, by and between Alkami Technology, Inc. and Alex Shootman
10.2	Transition and Separation Agreement, dated November 4, 2021, by and between Alkami Technology, Inc. and Michael Hansen
99.1	Earnings Press Release, dated November 4, 2021
99.2	Press Release, dated November 4, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alkami Technology, Inc.

Date:	November 4, 2021	By:	/s/ W. Bryan Hill
W. Bryan Hill
Chief Financial Officer